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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 28, 2002
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                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                    1-11515                   47-0658852
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(State or other jurisdiction       Commission               (I.R.S. Employer
     of incorporation)             File Number)           Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                          68154
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code: (402) 554-9200
                                                   --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
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Item 5. Other Events:
---------------------

        On February 28, 2002, the Board of Directors of Commercial Federal Corporation (the "Corporation") authorized an additional common stock repurchase of up to 500,000 shares. This repurchase of the Corporation's outstanding common stock is to be completed not later than December 31, 2003. These repurchases can be made at any time and in any amount, depending upon market conditions and various other factors. Any repurchase generally will be on the open-market, although privately negotiated transactions are also possible. In compliance with Nebraska law, all repurchased shares will be cancelled.

        Information regarding this announcement is set forth in the press release dated March 1, 2002, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits:
        ---------------------------------

        (a)   Exhibits:

              Exhibit 99. Press release dated March 1, 2002.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                COMMERCIAL FEDERAL CORPORATION
                                                --------------------------------
                                                (Registrant)


Date: March 7, 2002                             /s/ David S. Fisher
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                                                David S. Fisher
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Duly Authorized Officer)

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